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                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                      ------------


                                       Form 8-K/A
                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                                      ------------


                          DECEMBER 4, 1996 (NOVEMBER 10, 1996)
                    (Date of Report (date of earliest event reported))


                                    HFS INCORPORATED
                  (Exact name of Registrant as specified in its charter)


            DELAWARE                       1-11402                 22-3059335
  (State or other jurisdiction      (Commission File No.      (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                6 SYLVAN WAY
           PARSIPPANY, NEW JERSEY                            07054
      (Address of principal executive office)             (Zip Code)





                                     (201) 428-9700
               (Registrant's telephone number, including area code)















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This Current Report on Form 8-K/A amends the Current Report on Form 8-K of HFS
Incorporated (the "Company" or "Registrant") dated November 15, 1996.



ITEM 7.        EXHIBITS

Exhibit
  No.          Description
-------        -----------

23.1 Consent of KPMG Peat Marwick LLP relating to the financial statements of PHH Corporation.

99.1 The audited consolidated balance sheets of PHH Corporation and subsidiaries as of April 30, 1996 and 1995 and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended April 30, 1996.

99.2 The unaudited consolidated balance sheet of PHH Corporation and subsidiaries as of October 31, 1996 and the related unaudited consolidated statements of income for the three and six months ended October 31, 1996 and 1995 and cash flows for the six months ended October 31, 1996 and 1995.

99.3           Pro forma financial information of the Company

-              Section I
               Pro forma consolidated combining financial statements of the Company for the PHH Merger, including the following:

               The pro forma consolidated combining balance sheet of the Company, which combines the pro forma consolidated balance sheet of the Company with the consolidated balance sheet of PHH Corporation as of September 30, 1996 and the related pro forma consolidated combining statements of income for the year ended December 31, 1995, and each of the nine month periods ended September 30, 1995 and 1996.

-              Section II
               Pro forma consolidated financial information of the Company excluding the PHH Merger. Such financial information includes the following:

               The pro forma consolidated balance sheet of the Company as of September 30, 1996 and the pro forma consolidated statements of operations of the Company for the year ended December 31, 1995 and each of the nine month periods ended September 30, 1995 and 1996.

               Section III

               Combining historical consolidated financial statements of the Company for the PHH Merger, including the following:

               The combining historical consolidated balance sheet of the Company, which combines the consolidated balance sheet of the Company with and into the historical consolidated balance sheet of PHH Corporation as of September 30, 1996 and the related combining historical consolidated statements of income for each of the years ended December 31, 1993, 1994 and 1995 and each of the nine month periods ended September 30, 1995 and 1996.




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HFS INCORPORATED



                          BY:     /s/ Michael P. Monaco
                                  -----------------------------------
                                  Michael P. Monaco
                                  Vice Chairman
                                  and Chief Financial Officer


Date: December 4, 1996

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                               HFS INCORPORATED
                          CURRENT REPORT ON FORM 8-K
               REPORT DATED DECEMBER 4, 1996 (NOVEMBER 10, 1996)

                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
23.1           Consent of KPMG Peat Marwick LLP relating to the financial statements of PHH Corporation.

99.1 The audited consolidated balance sheets of PHH Corporation and subsidiaries as of April 30, 1996 and 1995 and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended April 30, 1996.

99.2 The unaudited consolidated balance sheet of PHH Corporation and subsidiaries as of October 31, 1996 and the related unaudited consolidated statements of income for the three and six months ended October 31, 1996 and 1995 and cash flows for the six months ended October 31, 1996 and 1995.

99.3           Pro forma financial information of the Company

-              Section I

               Pro forma consolidated combining financial statements of the Company for the PHH Merger, including the following:

               The pro forma consolidated combining balance sheet of the Company, which combines the pro forma consolidated balance sheet of the Company with the consolidated balance sheet of PHH Corporation as of September 30, 1996 and the related pro forma consolidated combining statements of income for the year ended December 31, 1995, and each of the nine month periods ended September 30, 1995 and 1996.

-              Section II

               Pro forma consolidated financial information of the Company excluding the PHH Merger. Such financial information includes the following:

               The pro forma consolidated balance sheet of the Company as of September 30, 1996 and the pro forma consolidated statements of operations of the Company for the year ended December 31, 1995 and each of the nine month periods ended September 30, 1995 and 1996.

               Section III

               Combining historical consolidated financial statements of the Company for the PHH Merger, including the following:

               The combining historical consolidated balance sheet of the Company, which combines the consolidated balance sheet of the Company with the historical consolidated balance sheet of PHH Corporation as of September 30, 1996 and the related combining historical consolidated statements of income for each of the years ended December 31, 1993, 1994 and 1995 and each of the nine month periods ended September 30, 1995 and 1996.




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